                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      Date of Report: September 15, 1999

                   CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            (Issuer of Securities)

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                            (Sponsor of the Trust)
            (Exact name of registrant as specified in its charter)

- --------------------------------------------------------------------------------
         United States                  333-32737                    22-2382028
- ----------------------------   -------------------------    --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

                   802 Delaware Avenue, Wilmington, Delaware            19801
                   -----------------------------------------        ------------
                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                           THE CHASE MANHATTAN BANK
                            (Sponsor of the Trust)
            (Exact name of registrant as specified in its charter)

         New York                       333-32737               12-4994650
- ----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

                      270 Park Avenue, New York, New York               10017
                      -----------------------------------           ------------
                   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000
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Item 5.  Other Events:

         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes of Asset Backed Certificates. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank, USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On September 15, 1999, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits    Description
             ---------   ---------------

             20.1 Monthly Report with respect to the September 15, 1999 distribution

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1999

                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer


                                            By: /s/ Frank J. Madeira
                                               ---------------------------------
                                               Name:    Frank J. Madeira
                                               Title:   Vice President

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                                          INDEX TO EXHIBITS
                                          -----------------

Exhibit No.                               Description
- -----------                               -----------
20.1                                      Monthly Report with respect to the
                                          September 15, 1999 distribution